Exhibit 5(a)

                      Form of Variable Annuity Application


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[LOGO] PHOENIX    PHL VARIABLE INSURANCE COMPANY                                                            PHOENIX PREMIUM EDGE(SM)
                  One American Row, PO Box 5056                                                        VARIABLE ANNUNITY APPLICATION
                  Hartford CT 06102-5056
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TYPE OF CONTRACT:                              ANNUITANT, PRIMARY
                                               Name ________________________________________________________________________________
[ ] NONQUALIFIED                               Address _____________________________________________________________________________
    [ ] 1035 Exchange                          City, State, ZIP Code _______________________________________________________________
                                               Phone ______________________________________________________ Sex: [ ] Male [ ] Female
[ ] QUALIFIED                                  Social Security Number _________________ Date of Birth ______________________________
    [ ] Regular Contributory IRA
    [ ] Roth IRA                               CONTINGENT ANNUITANT (If Annuitant and Owner are different)
    [ ] IRA Direct Rollover
    [ ] Simple IRA                             Name(s) _____________________________________________________________________________
    [ ] SEP IRA                                Address _____________________________________________________________________________
    [ ] Tax year ___________                   City, State, ZIP Code _______________________________________________________________
    [ ] Owner acknowledges receipt of          Phone ______________________________________________________ Sex: [ ] Male [ ] Female
        Disclosure Statement                   Social Security Number _________________ Date of Birth ______________________________

DEATH BENEFIT OPTION:                          CONTRACT OWNER (Complete only if different from Annuitant)
[ ] Benefit Option 1                           [ ] Joint Ownership (between spouses ONLY)
    (Return of Premium - 5% Bonus Payment)     Name(s) _____________________________________________________________________________
[ ] Benefit Option 2                           Address _____________________________________________________________________________
    (Annual Step-up - 4% Bonus Payment)        City, State, ZIP Code _______________________________________________________________
                                               Phone ______________________________________________________ Sex: [ ] Male [ ] Female
Death Benefit and Bonus Payment amount will    Social Security Number _________________ Date of Birth ______________________________
vary depending on the contract and Benefit
Option chosen. Please refer to your prospectus BENEFICIARY DESIGNATIONS:
for further details on Options available under
the contract.                                                                                 LEGAL NAME          RELATIONSHIP
                                               -------------------------------------------------------------------------------------
                                               Annuitant's Primary Beneficiary
                                               -------------------------------------------------------------------------------------
                                               Annuitant's Contingent Beneficiary
                                               -------------------------------------------------------------------------------------
                                               Owner's Primary Beneficiary
                                               (Required only if Owner and
                                               Annuitant are different)
                                               -------------------------------------------------------------------------------------
                                               Owner's Contingent Beneficiary
                                               -------------------------------------------------------------------------------------

                                               PURCHASE PAYMENTS:
                                               Initial Purchase Payment: $ _______________     Maturity Date __________
                                               Subsequent purchase payments will be flexible unless otherwise noted as follows:
                                               $_________
                                               [ ] Annual    [ ] Semi-Annual    [ ] Quarterly     [ ] Monthly    [ ] Check-O-Matic*

                                               BILLING NOTICES ARE REQUESTED. SEND BILLS TO:
                                               Name ________________________________________________________________________________
                                               Address _____________________________________________________________________________
                                               City, State, ZIP Code _______________________________________________________________

                                               * If Check-O-Matic is elected, please complete the authorization form and include a void check.

OL2973                                                                                                                          2-00
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DOLLAR COST AVERAGING                          SUBACCOUNT ALLOCATION (Use full percentages - Must equal 100%)
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All transfers will be executed on the first    _____ Phoenix-Aberdeen International    _____ Bankers Trust EAFE[registered
of the month following receipt of the dollar                                                 trademark] Equity Index
cost averaging request.                        _____ Phoenix-Aberdeen New Asia         _____ Federated US Government Securities II
                                               _____ Phoenix-Bankers Trust Dow 30      _____ Federated High Income Bond II
                                               _____ Phoenix-Duff & Phelps Real Estate _____ Guaranteed Interest Account
Transfer amount: $__________                         Securities
($2,000 minimum balance in sending subaccount) _____ Phoenix-Engemann Capital Growth   _____ MSDW Technology Portfolio
                                               _____ Phoenix-Engemann Nifty-Fifty      _____ Mutual Shares Securities Fund - Class 2
Frequency:                                     _____ Phoenix-Federated US Govt Bond    _____ Templeton Asset Strategy Fund - Class 2
   [ ] Monthly         [ ] Quarterly           _____ Phoenix-Goodwin Multi-Sector      _____ Templeton Developing Markets Securities
   [ ] Semi-Annual     [ ] Annual                    Fixed Income                            Fund - Class 2
                                               _____ Phoenix-Goodwin Money Market      _____ Templeton International Securities
                                                                                             Fund - Class 2
Sending Subaccount (choose one):               _____ Phoenix-Hollister Value Equity    _____ Templeton Growth Securities Fund
                                                                                             - Class 2
   [ ] Money Market                            _____ Phoenix-Janus Equity Income       _____ Wanger Foreign Forty
   [ ] Guaranteed Interest Account             _____ Phoenix-Janus Flexible Income     _____ Wanger International Small Cap
   [ ] Other ____________________________      _____ Phoenix-Janus Growth              _____ Wanger Twenty
                                               _____ Phoenix-J.P. Morgan Research      _____ Wanger US Small Cap
                                                     Enhanced Index
Receiving Subaccounts:                         _____ Phoenix-Morgan Stanley Focus      _____ MVA - 3 Year
     Subaccount         Transfer Amount              Equity
     ----------         --------------
                                               _____ Phoenix-Oakhurst Balanced         _____ MVA - 5 Year
_________________    ____________________      _____ Phoenix-Oakhurst Growth &         _____ MVA - 7 Year
                                                     Income
_________________    ____________________      _____ Phoenix-Oakhurst Strategic        _____ MVA - 10 Year
                                                     Allocation
_________________    ____________________      _____ Phoenix-Schafer Mid-Cap Value     _____ Other ___________________________
                                               _____ Phoenix-Seneca Mid-Cap Growth     _____ Other ___________________________
_________________    ____________________      _____ Phoenix-Seneca Strategic Theme    _____ Other ___________________________
                                               MISCELLANEOUS INSTRUCTIONS/COMMENTS
                                               _____________________________________________________________________________________
                                               STATEMENT OF OWNER/APPLICANT AND ANNUITANT
                                               Will the proposed contract replace any existing annuity or life insurance?
                                                                                                                      [ ] Yes [ ] No
TELEPHONE TRANSFERS AND CHANGE IN PAYMENT      If Yes, list company name, plan and year issued. ____________________________________
ALLOCATION:
                                               WE HEREBY REPRESENT THE ANSWERS TO THE ABOVE QUESTIONS TO BE ACCURATE AND COMPLETE.
[ ] Yes   [ ] No                               WE HEREBY VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE
                                               CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUND, ARE VARIABLE AND NOT
                                               GUARANTEED. WE ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR THE VARIABLE ANNUITY
Telephone transfers and changes in payment     AND THE FUND.
allocation are subject to the terms of the
Prospectus. If you check the "yes" box,        Do you request and agree to receive prospectuses, annual and semi-annual reports,
telephone orders will be accepted from you     confirmations statements of account, and proxy statements in an electronic format
and your registered representative and you     when available rather than in a paper version? [ ] Yes  [ ] No
agree that, because we cannot verify the       [ ] Statement of Additional Information Requested
authenticity of telephone instructions, we     Signed at ____________________________ On  __________________________________________
will not be liable for any loss caused by our                      (City, State)                                        (Date)
acting on telephone instructions, unless       Under penalty of perjury, I (owner) certify that my Social Security/Taxpayer ID
caused by our gross negligence.                number is correct as it appears on this application.
                                               Signature of Owner/Applicant ________________________________________________________
SEND COMPLETED FORM WITH A CHECK PAYABLE TO    Signature of Witness ________________________________________________________________
"PHOENIX" TO:                                  Signature of Annuitant (if other than Owner) ________________________________________

Phoenix Variable Annuity Operations            STATEMENT OF REGISTERED REPRESENTATIVE
PO Box 8027                                    Will this contract replace any existing insurance or annuity? [ ] Yes [ ] No
Boston MA 02266-8027                           This replacement is meant to be a tax-free exchange under Section 1035:[ ] Yes [ ] No
                                               If yes, please give details in the Miscellaneous Section.
FOR OVERNIGHT DELIVERY SEND TO:
PHOENIX VARIABLE ANNUITY OPERATIONS            The Agent hereby certifies that the Owner signed the application in his/her presence;
66 BROOKS DRIVE, BRAINTREE, MA 02184           he/she has truly and accurately recorded on this form the information supplied by the proposed annuitant; and that he/she is qualified and authorized to discuss the contract herein applied for.
                                               (Use full percentages - must equal 100%)

                                               ________________________________________________________  ___________________________
                                               Print Representative's Name                               Business Telephone Number

                                               ___________________________  ____________  _____________________  _________  ________
                                               Representative's Signature      Date        Broker-Dealer Firm      Rep #     % Share

                                               ___________________________  ____________  _____________________  _________  ________
                                               Representative's Signature      Date        Broker-Dealer Firm      Rep #     % Share

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